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Trading Products Documentation Unit
One First National Plaza
Suite 0107; 1-8
Chicago IL 60670

                                 FIRST CHICAGO
                      The First National Bank of Chicago

                                    AMENDED

                               December 17, 1996



Scott Schneider
Saul Holdings Limited Partnership
8401 Connecticut Avenue
Chevy Chase, MD 20815

Dear Mr. Schneider:

        Reference is hereby made to The interest rate cap transaction evidenced by the letter agreement between the undersigned parties dated as of August 18, 1993 with an original Notional Amount of $154,780.000, as amended by the Assignment Agreement dated as of August 1, 1994 between the parties and Saul Subsidiary I Limited Partnership, resulting in a Notional Amount of $71,780,000 (collectively, the "Transaction"). For mutual consideration the receipt of which is hereby acknowledged, the parties agree that, e ffective as of November 19, 1996 the Transaction is amended as follows: the Notional Amount of the Transaction is hereby amended to $34,780,000.

                                        Very truly yours,

                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By: /s/ Katherine DePauw Graham
                                        -------------------------------
                                        Name:   Katherine DePauw Graham
                                        Title: Vice President

Acknowledged and Agreed:
SAUL HOLDINGS LIMITED PARTNERSHIP
BY: Saul Centers, Inc., its General
Partner
By:  /s/  Scott V. Schneider
Name Scott V. Schneider
Title: Vice President and CFO

Fst Chgo Deal #96345.A.1000.S.C.3L